UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2003

ROADWAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32821	34-1956254
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1077 Gorge Boulevard, Akron, Ohio	44310
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (330) 384-1717

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     Other Events.

On December 9, 2003, Roadway Corporation (“Roadway”) issued a press release announcing the results of voting at a Special Meeting of Stockholders of Roadway held on December 9, 2003. A copy of the press release issued by Roadway is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.     Exhibits.

(c)         Exhibits:

Number	Exhibit

99.1	Press release, dated December 9, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADWAY CORPORATION

By:	/s/ Joseph R. Boni III

	Name:	Joseph R. Boni III
	Title:	Treasurer

Dated:   December 9, 2003

INDEX TO EXHIBITS

Number	Exhibit

99.1	Press release, dated December 9, 2003